SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) July 16, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564                                       04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts                02108
(Address of principal executive offices)                      (Zip
Code)


Registrant's telephone number, including area code (617) 624-8900

             None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On July 16, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 24 thereof (the "Partnership"), completed various agreements relating to Coolidge-Pinal II Associates, A Washington Limited Partnership (the "Operating Partnership"), including an Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of June 1, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates an apartment complex in Coolidge, Arizona which is known as Heritage Glen Apartments (the "Apartment Complex"). The Apartment Complex consists of 25 one-bedroom units and 3 two-bedroom units. The Apartment Complex is currently fully occupied.

    Construction financing in the amount of $1,143,703 was provided by Midland Mortgage Investment Corporation. Permanent mortgage financing in the amount of $1,143,703 (the "Mortgage Loan") is being provided by the Rural Housing Service of the United States Department of Agriculture. The Mortgage Loan has a 50-year term and is payable in 600 monthly installments. As a result of an interest credit subsidy received by the Operating Partnership from the Permanent Lender, the effective interest rate on the Mortgage Loan is 1%.

    100% of the apartment units (28 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partners are Terry N. Campbell and James H. Hogue, each of Bellevue, Washington.

    CHP Management Group, Inc. serves as the management agent for the Apartment Complex (the "Management Agent"). The Management Agent will receive a monthly fee from the Operating Partnership equal to $20.25 per occupied unit.

    The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $373,388 which has been or will be payable to the Operating Partnership in four (4)
Installments as follows:

    1. $186,694 on the latest of (i) the Admission Date, (ii) Tax Credit Set Aside, (iii) Construction Mortgage Closing, or
(iv) Permanent Mortgage Commitment;

    2. $74,678 on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) receipt of an updated title insurance policy satisfactory to the Investment Limited Partner, (iv)
Due Diligence Compliance or (v) receipt of the Contractor
Payment Letter;

    3.   $97,016 on the latest of (i) Breakeven Point, (ii)
Permanent Mortgage Commencement, (iii) Initial 100%
Occupancy Date or (iv) State Designation; and

    4.   $15,000 on Breakeven Confirmation.

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $628,600 of Tax Credits during the 10-year period commencing in 1996, of which $622,314 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:

                Normal                 Capital       Cash
                Operations          Transactions     Flow

General Partner    1%                  60%           90%

Partnership       99%                  39.999%       10%

Special Limited    0%                  0.001%         0%
Partner

    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Communications Limited Partnership ("BCCLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i) $1,000 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in
Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to BCCLP as an Affiliate thereof from its own funds.

    The Operating Partnership will pay a Construction and Development Fee in the amount of $187,162 to the General Partner (or its designee) for its service in connection with the construction and development of the Apartment Complex payable $468 from the proceeds of the First Installment of the Investment Limited Partner's Capital Contribution, $74,678 from the proceeds of the Second Installment of the Investment Limited Partner's Capital Contribution, $97,016 from the proceeds of the Third Installment of the Investment Limited Partner's Capital Contribution and $15,000 from the proceeds of the Fourth Installment of the Investment Limited Partner's Capital Contribution. The Operating Partnership will pay to the General Partner an Annual Partnership Management Fee commencing in 1997 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $1,000 per annum or (ii) the excess of (A) one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.


(a) and (b) There is no meaningful current or historic financial information is available at this time.

(c)  Exhibits.                              Page

(1)(a)1 Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant
(including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)(a) Amended and Restated Agreement of Limited
Partnership of Coolidge-Pinal II Associates, A
Washington Limited Partnership

(2)(b) Certification and Agreement of Coolidge-Pinal
II Associates, A Washington Limited Partnership

(4)(a)2 Agreement of Limited Partnership of the
Partnership

(16) None

(17) None

(21) None

(24) None

(25) None

(28) None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-99602 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 21, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By: Boston Capital Associates IV L.P.,
    its General Partner


    By:  C&M Associates, d/b/a Boston
         Capital Associates, its
    General Partner


    By:  /s/ Herbert F. Collins
    Herbert F. Collins, Partner




BOS2: 53510_1

17537/1229